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                                                                   EXHIBIT 11(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 1, 1996, for the Nuveen Multistate Tax-Free Trust, comprising the New Jersey Tax-Free Value Fund, and to all references to our firm included in or made a part of this registration statement on Form N-1A of Nuveen Flagship Multistate Trust II.


ARTHUR ANDERSEN LLP



Chicago, Illinois
January 27, 1997

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 8, 1996, for the Nuveen Tax-Free Bond Fund, Inc., comprising the Nuveen Massachusetts Tax-Free Value Fund, and to all references to our firm included in or made a part of this registration statement on Form N-1A of Nuveen Flagship Multistate Trust II.


ARTHUR ANDERSEN LLP



Chicago, Illinois
January 27, 1997

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 8, 1996, for the Nuveen Tax-Free Bond Fund, Inc., comprising the Nuveen New York Tax-Free Value Fund, and to all references to our firm included in or made a part of this registration statement on Form N-1A of Nuveen Flagship Multistate Trust II.


ARTHUR ANDERSEN LLP



Chicago, Illinois
January 27, 1997

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 8, 1996, for the Nuveen California Tax-Free Fund, Inc., comprising the Nuveen California and California Insured Tax-Free Value Funds, and to all references to our firm included in or made a part of this registration statement on Form N-1A of Nuveen Flagship Multistate Trust II.


ARTHUR ANDERSEN LLP



Chicago, Illinois
January 27, 1997

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 8, 1996, for the Nuveen Insured Tax-Free Bond Fund, Inc., comprising the Nuveen Massachusetts and New York Insured Tax-Free Value Funds, and to all references to our firm included in or made a part of this registration statement on Form N-1A of Nuveen Flagship Multistate Trust II.


ARTHUR ANDERSEN LLP



Chicago, Illinois
January 27, 1997